UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2016 (September 12, 2016)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Term Loan Refinancing

On September 12, 2016, the Company issued a press release announcing its intent to amend the Company’s senior secured term loan facility, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented to certain lenders on September 12, 2016 and may be used by HD Supply in various other presentations.

Notice of Conditional Redemption

On September 12, 2016, HD Supply, Inc. gave notice of conditional full redemption pursuant to the Indenture, dated as of February 1, 2013, as supplemented, among HD Supply, Wells Fargo Bank, National Association, as Trustee, and the subsidiary guarantors party thereto, that HD Supply has elected to redeem all of its outstanding 7.50% Senior Notes due 2020 totaling $1,275.0 million in aggregate principal amount, subject to the satisfaction of specified conditions precedent set forth in the redemption notice, including consummation on or prior to the redemption date of the issuance or borrowing of new indebtedness in an aggregate principal amount of $1,150.0 million (or such other amount as may be determined by HD Supply).

The redemption price with respect to any redeemed note will be equal to 103.750% of the principal amount of such note, plus accrued but unpaid interest thereon to the redemption date.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any notes or any other security.  There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release “HD Supply Holdings, Inc. Announces Intent to Amend Senior Secured Term Loan Facility”, dated September 12, 2016.

99.2	HD Supply lender presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2016	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2016	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release “HD Supply Holdings, Inc. Announces Intent to Amend Senior Secured Term Loan Facility”, dated September 12, 2016.

99.2	HD Supply lender presentation.